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                                              Exhibit B-2

                                              CERTIFICATE


I hereby certify that the Form U-9C-3 for Powergen plc for the previous quarter has been provided to the state commissions listed below:

Kentucky Public Service Commission
211 Sower Boulevard
Frankfurt, KY 40601


Virginia State Corporation Commission
1300 E. Main Street
Richmond, VA 23219


Date:  August 29, 2002                  Powergen plc


                                        By:    /s/  Christopher Salame
                                             -----------------------------------
                                        Name:   Christopher Salame
                                        Title:  Company Secretary